EXHIBIT 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of March 4, 2009 presents the financial position of Diedrich Coffee, Inc. and Subsidiaries assuming the Transaction had been completed on that date.

The following unaudited pro forma condensed consolidated statements of operations for the fiscal years ended June 25, 2008, June 27, 2007, and for the thirty-six weeks ended March 4, 2009 and March 5, 2008, present our results of operations assuming that the Transaction had been completed on the first day of these respective periods. In the opinion of our management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Transaction on our historical financial information. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The sale of all the issued and outstanding shares of common stock of Praise U.S. Holdings, Inc. (formerly known as Coffee People Worldwide, Inc.) provided $3.1 million, of which $1,500,000 was paid in cash at the closing and the remainder in the form of a twelve-month promissory note with an aggregate principal amount of $1,600,000 and an interest rate equal to 7.0% per annum, issued by Praise to the Company at the closing.

The unaudited pro forma condensed consolidated financial statements for the periods presented do not purport to represent what our consolidated results of operations or financial position actually would have been had the Transaction occurred on the dates noted above, or to project our consolidated results of operations for any future periods. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the consolidated financial statements and notes thereto in our Annual Report on Form l0-K for the year ended June 25, 2008.

DIEDRICH COFFEE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As Reported March 4, 2009	Pro Forma Adjustments	Footnote	Pro Forma March 4, 2009
Assets
Current assets:
Cash	$1,133,000	$720,000	A	$1,853,000
Restricted cash and short term investments	622,000	—		622,000
Accounts receivable, net	9,859,000	(366,000)	A	9,493,000
Inventories	4,846,000	(131,000)	A	4,715,000
Current portion of notes receivable	2,014,000	1,592,000	A	3,606,000
Prepaid expenses	793,000	(134,000)	A	659,000

Total current assets	19,267,000	1,681,000		20,948,000
Property and equipment, net	6,698,000	(23,000)	A	6,675,000
Notes receivable	754,000	—		754,000
Other assets	720,000	(3,000)	A	717,000

Total assets	$27,439,000	$1,655,000		$29,094,000

Liabilities and Stockholders’ Equity

Current liabilities:
Liabilities of discontinued operations	$34,000	$—		$34,000
Current portion of note payable, net of discount	2,647,000	—		2,647,000
Accounts payable	8,332,000	(174,000)	A	8,158,000
Accrued compensation	1,446,000	(152,000)	A	1,294,000
Accrued expenses	2,067,000	(294,000)	A	1,773,000
Franchisee deposits	420,000	(373,000)	A	47,000
Deferred franchise fee income	15,000	(15,000)	A	—
Advertising fund liabilities	178,000	(178,000)	A	—
Accrued provision for store closure	745,000	(509,000)	A	236,000

Total current liabilities	15,884,000	(1,695,000)		14,189,000
Notes Payable	1,503,000	—		1,503,000
Income tax liabilities	274,000	—		274,000
Deferred rent	176,000	(36,000)	A	140,000

Total liabilities	17,837,000	(1,731,000)		16,106,000

Commitments and contingencies
Stockholders’ equity:
Common stock	55,000	—		55,000
Additional paid-in capital	61,561,000	—		61,561,000
Accumulated deficit	(52,014,000)	3,386,000	A	(48,628,000)

Total stockholders’ equity	9,602,000	3,386,000		12,988,000

Total liabilities and stockholders’ equity	$27,439,000	$1,655,000		$29,094,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DIEDRICH COFFEE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported 36 Weeks Ended March 4, 2009	Pro Forma Adjustments	Footnote	Pro Forma 36 Weeks Ended March 4, 2009
Net revenue:
Wholesale and other	$41,361,000	$—		$41,361,000
Franchise revenue	1,649,000	(1,590,000)	B	59,000
Retail sales	3,833,000	(3,314,000)	B	519,000

Total net revenue	46,843,000	(4,904,000)		41,939,000

Costs and expenses:
Cost of sales and related occupancy costs	35,667,000	(1,935,000)	B	33,732,000
Operating expenses	5,844,000	(3,242,000)	B	2,602,000
Depreciation and amortization	1,173,000	(33,000)	B	1,140,000
General and administrative expenses	4,979,000	—		4,979,000
Gain on asset disposals	(10,000)	—		(10,000)

Total costs and expenses	47,653,000	(5,210,000)		42,443,000

Operating loss from continuing operations	(810,000)	306,000		(504,000)
Interest expense	(794,000)	—		(794,000)
Interest and other income, net	196,000	—		196,000

Loss from continuing operations before income tax provision	(1,408,000)	306,000		(1,102,000)
Income tax provision	12,000	—		12,000

Net loss from continuing operations	$(1,420,000)	$306,000		$(1,114,000)

Basic and diluted net loss per share:
Loss from continuing operations	$(0.26)	$0.06		$(0.20)

Weighted average and equivalent shares outstanding:
Basic and diluted	5,468,000	5,468,000		5,468,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DIEDRICH COFFEE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported 36 Weeks Ended March 5, 2008	Pro Forma Adjustments	Footnote	Pro Forma 36 Weeks Ended March 5, 2008
Net revenue:
Wholesale and other	$26,497,000	$—		$26,497,000
Franchise revenue	2,090,000	(2,033,000)	B	57,000
Retail sales	3,343,000	(2,059,000)	B	1,284,000

Total net revenue	31,930,000	(4,092,000)		27,838,000

Costs and expenses:
Cost of sales and related occupancy costs	24,095,000	(1,774,000)	B	22,321,000
Operating expenses	6,542,000	(3,255,000)	B	3,287,000
Depreciation and amortization	835,000	(96,000)	B	739,000
General and administrative expenses	5,521,000	—		5,521,000
Loss on asset disposals	76,000	—		76,000

Total costs and expenses	37,069,000	(5,125,000)		31,944,000

Operating loss from continuing operations	(5,139,000)	1,033,000		(4,106,000)
Interest expense	(34,000)	—		(34,000)
Interest and other income, net	353,000	—		353,000

Loss from continuing operations before income tax benefit	(4,820,000)	1,033,000		(3,787,000)
Income tax benefit	(471,000)	411,000	B	(60,000)

Net loss from continuing operations	$(4,349,000)	$622,000		$(3,727,000)

Basic and diluted net loss per share:
Loss from continuing operations	$(0.80)	$0.12		$(0.68)

Weighted average and equivalent shares outstanding:
Basic and diluted	5,462,000	5,462,000		5,462,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DIEDRICH COFFEE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported Year Ended June 25, 2008	Pro Forma Adjustments	Footnote	Pro Forma Year Ended June 25, 2008
Net revenue:
Wholesale and other	$39,103,000	$—		$39,103,000
Franchise revenue	2,843,000	(2,760,000)	B	83,000
Retail sales	4,394,000	(2,781,000)	B	1,613,000

Total net revenue	46,340,000	(5,541,000)		40,799,000

Costs and expenses:
Cost of sales and related occupancy costs	35,886,000	(2,239,000)	B	33,647,000
Operating expenses	8,887,000	(4,498,000)	B	4,389,000
Depreciation and amortization	1,281,000	(155,000)	B	1,126,000
General and administrative expenses	8,439,000	—		8,439,000
Provision for goodwill and asset impairment	7,161,000	(850,000)	B	6,311,000
Loss on asset disposals	76,000	—		76,000

Total costs and expenses	61,730,000	(7,742,000)		53,988,000

Operating loss from continuing operations	(15,390,000)	2,201,000		(13,189,000)
Interest expense	(136,000)	—		(136,000)
Interest and other income, net	442,000	—		442,000

Loss from continuing operations before income tax benefit	(15,084,000)	2,201,000		(12,883,000)
Income tax benefit	(537,000)	503,000	B	(34,000)

Net loss from continuing operations	$(14,547,000)	$1,698,000		$(12,849,000)

Basic and diluted net loss per share:
Loss from continuing operations	$(2.66)	$0.31		$(2.35)

Weighted average and equivalent shares outstanding:
Basic and diluted	5,459,000	5,459,000		5,459,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DIEDRICH COFFEE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported Year Ended June 27, 2007	Pro Forma Adjustments	Footnote	Pro Forma Year Ended June 27, 2007
Net revenue:
Wholesale and other	$28,145,000	$—		$28,145,000
Franchise revenue	3,514,000	(3,379,000)	B	135,000
Retail sales	4,948,000	(2,844,000)	B	2,104,000

Total net revenue	36,607,000	(6,223,000)		30,384,000

Costs and expenses:
Cost of sales and related occupancy costs	24,244,000	(1,997,000)	B	22,247,000
Operating expenses	9,631,000	(4,975,000)	B	4,656,000
Depreciation and amortization	1,059,000	(214,000)	B	845,000
General and administrative expenses	6,661,000	—		6,661,000
Provision for asset impairment and restructuring costs	1,073,000	(893,000)	B	180,000
Loss on asset disposals	14,000	—		14,000

Total costs and expenses	42,682,000	(8,079,000)		34,603,000

Operating loss from continuing operations	(6,075,000)	1,856,000		(4,219,000)
Interest expense	(230,000)	—		(230,000)
Interest and other income, net	436,000	—		436,000

Loss from continuing operations before income tax benefit	(5,869,000)	1,856,000		(4,013,000)
Income tax benefit	(2,120,000)	960,000	B	(1,160,000)

Net loss from continuing operations	$(3,749,000)	$896,000		$(2,853,000)

Basic and diluted net loss per share:
Loss from continuing operations	$(0.70)	$0.17		$(0.53)

Weighted average and equivalent shares outstanding:
Basic and diluted	5,391,000	5,391,000		5,391,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

An analysis of the discontinued operations of the franchise and retail business that are part of the Transaction is as follows:

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements of Diedrich Coffee, Inc.

A.	The assets and liabilities transferred upon the sale of the Gloria Jean’s franchise and retail operations to Praise and receipt of cash and notes from Praise

Purchase price – Cash	$1,500,000
Purchase price – Note receivable	1,600,000
Cash Transferred	(780,000)
Accounts Receivable, net	(366,000)
Inventories	(131,000)
Notes Receivable, net	(8,000)
Prepaid Expenses	(134,000)
Equipment, net	(23,000)
Other Assets	(3,000)
Accounts Payable	174,000
Accrued Compensation	152,000
Accrued Expenses	294,000
Franchise Deposits	373,000
Deferred Franchise Fee Income	15,000
Provision for Store Closure	509,000
Advertising Fund Liability	178,000
Deferred Rent	36,000

Gain on Sale of Gloria Jean’s franchise and retail operations	$3,386,000

The Company is in the process of completing its analysis of the income tax implications of this transaction. It is expected that a substantial majority of the gain from this transaction would be offset by net operating loss (“NOL”) carry forward balances. Therefore the Company has not provided any income taxes in the pro forma condensed consolidated financial statements. The utilization of these NOL carry-forwards could be limited due to restrictions imposed under federal and state laws. Because the Company has not completed its income tax analysis of this transaction, the actual tax liability may differ significantly.

B.	To eliminate Gloria Jean’s franchise and retail operations assuming the sale was completed on June 29, 2006:

	36 Weeks Ended March 4, 2009	36 Weeks Ended March 5, 2008	52 Weeks Ended June 25, 2008	52 Weeks Ended June 27, 2007
Net revenue:
Franchise revenue	$(1,590,000)	$(2,033,000)	$(2,760,000)	$(3,379,000)
Retail sales	(3,314,000)	(2,059,000)	(2,781,000)	(2,844,000)

Total net revenue	(4,904,000)	(4,092,000)	(5,541,000)	(6,223,000)

Costs and expenses:
Cost of sales and related occupancy costs	(1,935,000)	(1,774,000)	(2,239,000)	(1,997,000)
Operating expenses	(3,242,000)	(3,255,000)	(4,498,000)	(4,975,000)
Depreciation and amortization	(33,000)	(96,000)	(155,000)	(214,000)
Provision for goodwill and asset impairment	—	—	(850,000)	(893,000)

Total costs and expenses	(5,210,000)	(5,125,000)	(7,742,000)	(8,079,000)

Operating loss	(306,000)	(1,033,000)	(2,201,000)	(1,856,000)
Interest (expense)/income, net	—	—	—	—

Loss before income tax	(306,000)	(1,033,000)	(2,201,000)	(1,856,000)
Income tax benefit	—	411,000	503,000	960,000

Net loss	$(306,000)	$(622,000)	$(1,698,000)	$(896,000)